Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned agree that this Schedule 13G dated February 12, 2021 relating to the Class A common stock, par value $0.001 per share, of Warner Music Group Corp. shall be filed on behalf of the undersigned.

ACCESS INDUSTRIES HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

ACCESS INDUSTRIES MANAGEMENT LLC

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

AI ENTERTAINMENT HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

AIPH HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

ACCESS INDUSTRIES, LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

AI ENTERTAINMENT MANAGEMENT, LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

WMG MANAGEMENT HOLDINGS, LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

CT/FT HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

ALTEP 2012 L.P.	By: Altep Holdings, Inc., its General Partner

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

LB 2020 FAMILY TRUST	By: GPTC LLC, its Co-Trustee

/s/ Barry Dinaburg
Name: Barry Dinaburg
Title: Alternate Manager

/s/ Alex Blavatnik
Name: Alex Blavatnik
Title: Manager

By: Len Blavatnik, its Co-Trustee

*
Name: Len Blavatnik
Title: Settlor and Co-Trustee

*
Name: Len Blavatnik

*	The undersigned, by signing his name hereto, executes this Schedule 13G pursuant to the Power of Attorney executed on behalf of Mr. Blavatnik and filed herewith.

By:	/s/ Alejandro Moreno
Name: Alejandro Moreno
Attorney-in-Fact